UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 5, 2008
WESTERN REFINING, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32721 (Commission File Number)	20-3472415 (IRS Employer Identification Number)
123 West Mills Avenue, Suite 200
El Paso, Texas 79901
(Address of principal executive offices)

(915) 534-1400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On February 3, 2009, the Board of Directors of Western Refining, Inc. (“Western Refining” or the “Company”) appointed Jeff Stevens, most recently the Chief Operating Officer of the Company, to the role of President of the Company, effective immediately, following Paul L. Foster’s decision to relinquish the title of President (also effective February 3, 2009). Mr. Stevens will also continue serving as Chief Operating Officer of the Company. Mr. Stevens will serve as President and as Chief Operating Officer under the same employment contract in effect for his previous service as Executive Vice President of the Company. Mr. Stevens’ employment contract is filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, and is described in the Company’s most recent definitive proxy statement.
     Mr. Stevens, 45, one of the original partners of Western Refining, has over twenty-four years of refining and marketing experience. Previously, Mr. Stevens served as Executive Vice President of the Company, responsible for all of Western Refining’s marketing activities, from September 2005-April 2008. In April 2008, Mr. Stevens was promoted to Chief Operating Officer. He was also elected to Western’s Board of Directors in September 2005, and then re-elected in May 2007. In his role as President and Chief Operating Officer of the Company, Mr. Stevens will be responsible for all aspects of the Company’s operations including the refining, retail, wholesale, and logistics business units. For additional biographical information relating to Mr. Stevens as well as descriptions of certain related party transactions between the Company and Mr. Stevens, see the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 21, 2008, as well as Note 20 to the Company’s quarterly report on Form 10-Q filed with the Securities and Exchange Commission on November 7, 2008.
     Mr. Foster will continue serving as Chief Executive Officer and Chairman of the Board of Directors of the Company.
     A copy of the press release announcing the appointment of Mr. Stevens as the Company’s President and Chief Operating Officer is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

Exhibit No.	Description

99.1	Press Release, issued February 5, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN REFINING, INC.
	By:	/s/ Gary R. Dalke
		Name:	Gary R. Dalke
Dated: February 5, 2009		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, issued February 5, 2009.